Financial instruments and risk management	12 Months Ended
Dec. 31, 2021
Financial instruments and risk management
Financial instruments and risk management

26.  Financial instruments and risk management

The Group’s principal financial instruments are cash and cash equivalents. Other financial assets and liabilities include borrowings, trade receivables and trade and other payables (except for taxes payable). Substantially all of the financial assets are neither past due nor impaired.

(a)   Capital management policy

The Group manages its capital structure and makes adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may make dividend payments to shareholders, return capital to shareholders or issue new shares.

According to the bank loan agreement (see Note 21(a)), the Group is required to maintain positive net assets in its subsidiaries on unconsolidated level.

(b)   Credit risk

Credit risk is the risk that a counterparty of the Group fails to meet its obligations. The carrying amount of financial assets represents the maximum credit exposure. The maximum exposure to credit risk at the reporting date was:

	Carrying amount as at
	December 31,
	2021	2020
Trade receivables	141,125	61,028
Cash and cash equivalents	6,523,228	3,367,610
Short-term investments	300,000	—
Loans issued	—	19,719
Total	6,964,353	3,448,357

Trade receivables represent amounts owed by customers to the Group for the services provided. The Group’s customers come from various industries and none of the customers account for more than 10% of the revenues of the Group.

Cash and cash equivalents of the Group are primarily kept with Russian banks PJSC ‘VTB Bank’ (credit ratings: Moody’s – Baa3, S&P – A3) and JSC ‘ALFA-BANK’ (credit ratings: Moody’s – Ba1, S&P - A3).

Short-term investments of the Group is kept with Russian bank JSC ‘Gazprombank” (credit ratings: Moody’s – Baa3, S&P – A3).

The Group limits its exposure to credit risk by holding cash and cash equivalents, short-term investments in the banks with high credit-ratings assigned by international credit-rating agencies.

As a result of the global events described in Note 31, S&P and Moody’s have withdrawn their credit ratings of Russian banks.

(c)   Currency risk

The Group’s exposure to the risk of changes in foreign exchange rates related primarily to the net assets of the Group’s subsidiaries denominated in a currency that is different from their functional currency. The functional currencies of Group’s companies are primarily the Russian Rouble (RUB), Belarus Rouble (BYN), and Kazakh Tenge (KZT). The net assets denominated in foreign currency mainly relate to USD-denominated cash balances.

The Group’s exposure to foreign currency risk was as follows:

	December 31, 2021
	USD-	EUR-	RUB-
	denominated	denominated	denominated
Cash and cash equivalents	185,071	12,647	5,694
Trade and other payables	(220,511)	(6,255)	(962)
Trade and other receivables	4,663	623	—
Net exposure	(30,777)	7,015	4,732

	December 31, 2020
	USD-	EUR-	RUB-
	denominated	denominated	denominated
Cash and cash equivalents	173,016	930	14,391
Trade and other payables	(32,371)	(8,063)	—
Trade and other receivables	6,481	794	—
Net exposure	147,126	(6,339)	14,391

Sensitivity analysis

The Group estimates that an appreciation of USD relative to the RUB by 10% would result in 3,078 loss before tax and decrease of equity as at December 31, 2021 (as of December 31, 2020 – gain of 14,713).

As a result of the subsequent events described in Note 31, significant depreciation of the Russian Rouble has resulted in upward revaluation of USD denominated payables, as well as cash and cash equivalents. The net effect on profit or loss (before the effect of income taxes) in case of a 50% weakening of the Russian Rouble against USD will be 15,389 (based on currency exposure as at 31 December 2021).

The Group estimates that an appreciation or depreciation of other currencies would not result in material loss before tax and decrease of equity as at December 31, 2021 and December 31, 2020.

The Group limits its exposure to currency risk by denominating substantial monetary assets and liabilities in currencies that match the cash flows generated by the underlying operations of the Group. In respect of monetary assets and liabilities denominated in foreign currencies, the Group’s policy is to ensure that its net exposure is kept to an acceptable level.

(d)   Interest rate risk

Changes in interest rates impact primarily loans and borrowings by changing their future cash flows or fair value (see Note 21). Management does not have a formal policy of determining how much of the Group’s exposure should be to fixed or variable rates. However, at the time of raising new loans or borrowings management uses its judgment to decide whether it believes that a fixed or variable rate would be more favourable to the Group over the expected period until maturity.

The Group is exposed to interest risk primarily due to possible change in future cash-flows on its loan from PJSC “VTB Bank”, which bears interest rate equal to Central Bank of Russia Key Rate + 2% as described in Note 21 (a).

As a result of the subsequent events described in Note 31, the increase in the key rate to 20% will result in interest expense being increased by 460,893 on an annualized basis, assuming balances remain consistent with those outstanding as of December 31, 2021.

(e)   Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. Liabilities of the Group exposed to liquidity risk are mainly consisting of bank loans payable, lease payables and trade and other payables repayable in the period less than one year (see Notes 21, 22 and 23).

The Group manages liquidity risk by constantly reviewing forecasted cash flows to ensure that the Group has sufficient liquidity to maintain necessary capital expenditures and service the Group’s debt without incurring temporary cash shortfalls.

As at December 31, 2021 the Group’s current liabilities exceeded current assets by 1,101,789. The Group’s current liabilities were mainly represented by contract liabilities of 4,560,634. Due to the nature of the Group’s business, a substantial portion of customers pay upfront for subscriptions, thus contract liabilities arise. The Group expects that contract liabilities will continue to be significant and thus negative working capital will be maintained in the future periods. Management considers such structure of the working capital acceptable to the Group’s business model.

The following are the remaining contractual maturities of financial liabilities at the reporting date. The amounts are gross and undiscounted, and include estimated interest payments and exclude the impact of netting agreements.

At December 31, 2021

		Contractual cash flows
	Carrying		Less than
	amount	Total	1 year	1-2 yrs	2-5 yrs
Non-derivative financial liabilities
Bank loan	4,048,059	5,240,966	1,091,707	823,594	3,325,665
Non-convertible bonds	3,985,802	4,514,560	257,280	4,257,280	—
Other loan	3,793	3,871	784	3,087	—
Lease liabilities	197,045	222,389	116,469	96,756	9,164
Trade and other payables	963,294	970,901	853,057	67,267	50,577
Total	9,197,993	10,952,687	2,319,297	5,247,984	3,385,406

At December 31, 2020

		Contractual cash flows
	Carrying		Less than
	amount	Total	1 year	1-2 yrs	2-5 yrs
Non-derivative financial liabilities
Bank loan	4,302,297	5,315,182	752,223	717,226	3,845,733
Non-convertible bonds	3,972,640	4,771,840	257,280	257,280	4,257,280
Other loan	1,488	1,540	1,540	—	—
Lease liabilities	241,997	274,447	94,775	93,050	86,622
Trade and other payables	954,492	962,358	775,885	67,762	118,711
Total	9,472,914	11,325,367	1,881,703	1,135,318	8,308,346